UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):           July  16, 2001
                                                          -----------------

                                  Borden, Inc.
             ------------------------------------------------------

             (Exact name of Registrant as Specified in Its Charter)



        New Jersey                           I-71              13-0511250
--------------------------             ---------------      --------------
(State or Other Jurisdiction           (Commission File       (IRS Employer
of Incorporation)                         Number)          Identification No.)


          180 East Broad Street,  Columbus, Ohio                43215-3799
       --------------------------------------------            -----------
         (Address of Principal Executive Offices)               (Zip Code)


                                  614-225-4000
                     --------------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)
































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ITEM  5.     Other  Events.


Borden Foods Holding Corporation ("Foods"), an affiliate of Borden, Inc. (the "Registrant") and a guarantor of the Registrant's credit facility and publicly held debt, has sold substantially all of its operations. In two separate asset transactions on July 16, 2001, with H.J. Heinz Company and American Italian Pasta Company, and a transaction involving subsidiary stock and assets on July 30, 2001 with New World Pasta Company, certain subsidiaries of Foods completed the sale of all of Foods dry pasta, pasta sauce, bouillon and dry soup operations. Aggregate proceeds for the three transactions approximate $415 million in cash. Potential options for the remaining Foods assets continue to be pursued.

Since 1996, Foods' financial statements have been part of the combined financial statements provided supplementally with the Registrant's periodic Securities and Exchange Commission filings.

















                                         SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                         BORDEN, INC.



Date:    July 31, 2001                   By:/s/ Deborah K. Roche
                                                Vice President and
                                                General Controller
                                                (Principal Accounting Officer
                                                Duly Authorized Signing Officer)

















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